UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2025

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CNTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2025, ConnectM Technology Solutions, Inc., a Delaware corporation (“ConnectM” or the “Company”), received a letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the Securities and Exchange Commission (the “SEC”) periodic reporting requirements for continued listing, as set forth in Nasdaq Listing Rule 5250(c)(1), because the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 10-K”), was not filed with the SEC by the required due date.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on September 10, 2024, on September 4, 2024, the Company received a notice from Nasdaq stating that the Company’s listed securities failed to comply with the $50,000,000 market value of listed securities (“MVLS”) requirement for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(2)(A) (the “Rule”) based upon the Company’s MVLS for the 30 consecutive business days prior to the date of the Notice. The Company was provided a period of 180 calendar days, or until March 3, 2025, in which to regain compliance.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on March 12, 2025, on March 7, 2025, the Company received another notice from Nasdaq stating that the Company had not regained compliance with the Rule. Accordingly, its securities were subject to delisting unless the Company timely requested a hearing. The Company timely requested a hearing. The hearing request stayed any suspension or delisting action pending the completion of the hearings process.

With respect to the Letter, the Company has advised Nasdaq that it intends to file the 2024 10-K within the very near term and thus requires only a limited further extension of time for the filing of the 2024 10-K. However, there can be no assurance that the we will ultimately regain compliance with all applicable requirements for continued listing or that the Panel will grant the Company a further extension to regain compliance with all applicable requirements for continued listing.”

Item 7.01	Regulation FD Disclosure.

A press release, dated April 23, 2025, disclosing the Company’s receipt of the Nasdaq notification letter referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated April 23, 2025.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2025

ConnectM Technology Solutions, Inc.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer

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